Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets as of December 31, 2015 and 2014 are summarized below (in thousands):

	2015	2014

Stock-based compensation	$2,825	$2,489
Research credits	5,401	5,436
Depreciation	(12)	(13)
Net operating loss carryforwards	47,261	43,700
Inventory reserve	203	544
Other	845	492
Total deferred tax assets	56,523	52,648
Valuation allowance	(56,523)	(52,648)
Net deferred tax assets	$—	$—

In assessing the potential realization of these deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during the periods in which those temporary differences become deductible. As of December 31, 2015 and 2014, management was unable to determine if it is more likely than not that the Company’s deferred tax assets will be realized, and has therefore recorded an appropriate valuation allowance against deferred tax assets at such dates.

In accordance with the reporting requirements under ASC 718, the Company did not include excess windfall benefits resulting from stock option exercises as components of the Company's gross deferred tax assets and corresponding valuation allowance disclosures, as the tax attributes related to those windfall tax benefits should not be recognized until they result in a reduction of taxes payable. The tax-effected amount of gross unrealized net operating loss carryforwards excluded under ASC 718 was approximately $1.1 million at December 31, 2015. When realized, those excess windfall benefits are credited to additional paid-in capital. The Company utilizes the with-and-without allocation method to determine when such net operating loss carryforwards have been realized.

No federal tax provision has been provided for the years ended December 31, 2015, 2014 and 2013 due to the losses incurred during such periods. The Company’s effective tax rate is different from the federal statutory rate of 34% due primarily to operating losses that receive no tax benefit as a result of a valuation allowance recorded for such losses.

As of December 31, 2015, the Company had federal and state income tax net operating loss carryforwards, which may be applied to future taxable income, of approximately $119.1 million and $93.2 million, respectively. The federal net operating loss carryforwards will expire at various dates from 2023 through 2035. The state net operating loss carryforwards began to expire at various dates from 2015 through 2035. The Company also has a federal and state research and development tax credit carryforwards totaling approximately $3,188,000 and $3,353,000, respectively. The federal research and development tax credit carryforwards will expire at various dates from 2023 through 2035. The state research and development tax credit carryforwards do not expire.

Pursuant to Internal Revenue Code Sections 382 and 383, use of the Company’s net operating loss and credit carryforwards may be limited if a cumulative change in ownership of more than 50% occurs within any three-year period since the last ownership change. The Company may have had a change in control under these Sections. However, the Company does not anticipate performing a complete analysis of the limitation on the annual use of the net operating loss and tax credit carryforwards until the time that it projects it will be able to utilize these tax attributes.

The Company files income tax returns in the U.S. federal jurisdiction and various states and is subject to income tax examinations by federal tax authorities for tax years ended 2012 and later and by state authorities for tax years ended 2011 and later. The Company currently is not under examination by any tax authority. The Company’s policy is to record interest and penalties on uncertain tax positions as income tax expense. As of December 31, 2015 and 2014, the Company has no accrued interest or penalties related to uncertain tax positions. Second Sight Switzerland, the Company’s foreign subsidiary, has not had any taxable income in the prior and current years.